Summary Prospectus    December 14, 2011

Diamond Hill Strategic Income Fund

Class	/ Ticker	Y	DSIYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated December 14, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=smallcap, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Strategic Income Fund is to provide current income and an attractive total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class Y
Management fees	0.50%
Distribution (12b-1) fees	NONE
Other expenses[1]	0.10%
Acquired fund fees and expenses[2]	0.01%
Total annual fund operating expenses	0.61%

[1]	Based on estimated amounts for the current fiscal year.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$62	$195	$340	$762

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its net assets in income-producing securities including investment-grade and non-investment grade corporate bonds, preferred stocks of any market capitalization, real estate investment trusts (“REITs”), convertible corporate bonds, convertible preferred income-producing securities, structured instruments (debt securities issued by agencies of the U.S. Government such as Ginnie Mae, Fannie Mae, and Freddie Mac), banks, corporations, and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates, or one or more other reference indices or obligations), U.S. Government and agency securities, closed-end investment companies, master limited partnerships, equity securities of any market capitalization, and derivatives, such as futures contracts, option and swaps.

Diamond Hill Capital Management, Inc. (“the Adviser”) selects securities for the fund by analyzing both individual securities and different market sectors. The Adviser selects the individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the security. The Adviser seeks to enhance the fund’s performance by allocating relatively more of its portfolio to the sectors that the Adviser expects to offer the best prospects for current income and capital appreciation in relation to the risks borne.

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Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases.

Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.

Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.

Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Small Cap Company Risk  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Closed-end Fund Risk  The value of the shares of closed-end investment companies may be lower than the value of the portfolio securities held by the closed-end investment company. Closed-end investment companies may trade infrequently, with small volume, which may make it difficult for the fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

High Yield Risk  The fund may purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.

Real Estate Risk  REITs, although not a direct investment in real estate, are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions. Loaned securities will be secured by cash collateral that the fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Structured Instrument Risk  Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. Although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protection against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture).

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Because Class Y Shares have not commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past calendar years. The returns of the Class Y Shares would be similar to the returns shown because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Class A Annual Total Return years ended 12/31

Best Quarter:	2Q ‘09, +16.64%	Worst Quarter:	3Q ‘08, -12.28%

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Average Annual Total Returns as of 12/31/10

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Because Class Y Shares have not commenced operations as of the date of this prospectus, the table shows the performance of the Fund’s Class A Shares. After-tax returns for Class Y shares will vary from the after-tax returns for other share classes.

	Inception Date of Class	One Year	Five Year	Since Inception
Class A Return Taxes	9/30/02	9.34%	5.27%	7.35%
Return after Taxes on Distributions		7.20%	3.17%	5.11%
Return after Taxes on Distributions and Sales of Fund Shares		6.04%	3.32%	5.04%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index		6.43%	5.87%	5.08%

The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index includes a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year. The BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

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Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

William Zox

Portfolio Manager

since 4/06

Austin Hawley

Assistant Portfolio Manager

since 9/10

Christopher Bingaman

Assistant Portfolio Manager

since 4/08

Buying and Selling Fund Shares

Minimum Initial Investment

Classes Y: $500,000

Minimum Additional Investment

Class Y: $100

To Place Orders

Mail:

Diamond Hill Strategic Income Fund

P.O. Box 183179

Columbus, OH 43218-3179

Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUM-SI 121411